Exhibit 10.1

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

THE GUARANTORS named herein

and

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

SIXTH SUPPLEMENTAL INDENTURE

Dated as of December 16, 2008

To

Indenture Dated as of June 23, 2006

by and among

TRANSDIGM INC.,

TRANSDIGM GROUP INCORPORATED,

the GUARANTORS named therein and

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

7- 3/4% Senior Subordinated Notes due 2014

of TransDigm Inc.

SIXTH SUPPLEMENTAL INDENTURE

SIXTH SUPPLEMENTAL INDENTURE (this “SUPPLEMENTAL INDENTURE”), dated as of December 16, 2008, among Aircraft Parts Corporation, a New York corporation (the “GUARANTEEING SUBSIDIARY”), TransDigm Inc., a Delaware corporation (the “COMPANY”), TransDigm Group Incorporated, a Delaware corporation (“TD GROUP”), Adams Rite Aerospace, Inc., a California corporation (“ADAMS RITE”), MarathonNorco Aerospace, Inc., a Delaware corporation (“MARATHON”), Champion Aerospace LLC, a Delaware limited liability company and successor to Champion Aerospace Inc. (“CHAMPION”), Avionic Instruments LLC, a Delaware limited liability company and successor to Avionic Instruments Inc. (“AVIONIC”), Skurka Aerospace Inc., a Delaware corporation (“SKURKA”), CDA InterCorp LLC, a Florida limited liability company and successor to CDA Intercorp (“CDA”), Aviation Technologies, Inc., a Delaware corporation (“ATI”), Avtech Corporation, a Washington corporation (“AVTECH”), Transicoil LLC, a Delaware limited liability company and successor to Transicoil Corp. (“TRANSICOIL”), AeroControlex Group, Inc., a Delaware corporation (“AEROCONTROLEX”), Malaysian Aerospace Services, Inc., a Delaware corporation (“MALAYSIAN”), Bruce Aerospace, Inc., a Delaware corporation (“BRUCE AEROSPACE”), Bruce Industries, Inc., a Colorado corporation (“BRUCE INDUSTRIES”), CEF Industries, Inc., a Delaware corporation (“CEF”, and, together with TD Group, Adams Rite, Marathon, Champion, Avionic, Skurka, CDA, ATI, Avtech, Transicoil, AeroControlex, Bruce Aerospace, Bruce Industries and CEF, the “EXISTING GUARANTORS”), and The Bank of New York Trust Company, N.A., as trustee under the indenture referred to below (the “TRUSTEE”).

WITNESSETH

WHEREAS, the Company and the Existing Guarantors have heretofore executed and delivered to the Trustee an indenture (as supplemented by the First Supplemental Indenture thereto, dated as of November 2, 2006, the Second Supplemental Indenture, dated as of February 7, 2007, Third Supplemental Indenture, dated June 29, 2007, the Fourth Supplemental Indenture, dated August 10, 2007, and the Fifth Supplemental Indenture, dated May 7, 2008, the “INDENTURE”), dated as of June 23, 2006, providing for the issuance by the Company of 7-3/4% Senior Subordinated Notes due 2014 (the “NOTES”) and the guarantees thereof by each of the Existing Guarantors;

WHEREAS, the Indenture provides that under certain circumstances described therein, newly created or acquired Domestic Restricted Subsidiaries shall execute and deliver to the Trustee a supplemental indenture to the Indenture providing for a senior subordinated guarantee of payment of the Notes by such Domestic Restricted Subsidiary (the “SUBSIDIARY GUARANTEE”); and

WHEREAS, pursuant to Section 9.01(g) of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture without the consent of the Holders Notes.

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Guaranteeing Subsidiaries covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

1. CAPITALIZED TERMS. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2. GUARANTEE, ETC. The Guaranteeing Subsidiary hereby agrees that from and after the date hereof it shall be a Guarantor under the Indenture and be bound by the terms thereof applicable to Guarantors and shall be entitled to all of the rights and subject to all the obligations of a Guarantor thereunder.

3. RATIFICATION OF INDENTURE; SUPPLEMENTAL INDENTURES PART OF INDENTURE. The Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

4. EXECUTION AND DELIVERY. The Guaranteeing Subsidiary agrees that the Guarantee granted by it pursuant to the terms hereof shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

5. NO RECOURSE AGAINST OTHERS. No past, present or future director, officer, employee, incorporator, stockholder or agent of the Guaranteeing Subsidiary (or any successor entity) (other than the Company or the Existing Guarantors), as such, shall have any liability for any obligations of the Company, TD Group, the Guaranteeing Subsidiary or any other Guarantor under the Notes, any Guarantee, the Indenture or this Supplemental Indenture or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder of the Notes by accepting a Note waives and releases all such liability. The waiver and release are part of the consideration for issuance of the Notes.

6. NEW YORK LAW TO GOVERN. THE INTERNAL LAW OF THE STATE OF NEW YORK SHALL GOVERN AND BE USED TO CONSTRUE THIS SUPPLEMENTAL INDENTURE AND THE GUARANTEE GRANTED HEREUNDER WITHOUT GIVING EFFECT TO APPLICABLE PRINCIPLES OF CONFLICTS OF LAW TO THE EXTENT THAT THE APPLICATION OF THE LAWS OF ANOTHER JURISDICTION WOULD BE REQUIRED THEREBY.

7. COUNTERPART ORIGINALS. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

8. EFFECT OF HEADINGS. The Section headings have been inserted for convenience of reference only, are not to be considered part of this Supplemental Indenture and shall in no way modify or restrict any of the terms or provisions hereof.

9. THE TRUSTEE. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by the Guaranteeing Subsidiaries, the Existing Guarantors and the Company.

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IN WITNESS WHEREOF, the parties hereto have caused this Sixth Supplemental Indenture to be duly executed as of the date first above written.

TRANSDIGM INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Executive Vice President and
Chief Financial Officer

TRANSDIGM GROUP INCORPORATED

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Executive Vice President, Chief
Financial Officer and Secretary

CHAMPION AEROSPACE LLC

By: TransDigm Inc., its sole member

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Executive Vice President and
Chief Financial Officer

ADAMS RITE AEROSPACE, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Assistant Secretary

MARATHONNORCO AEROSPACE, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Assistant Secretary

AVIONIC INSTRUMENTS LLC

By: TransDigm Inc., its sole member

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Executive Vice President and Chief Financial Officer

SKURKA AEROSPACE INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Assistant Secretary

CDA INTERCORP LLC

By: TransDigm Inc., its sole member

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Executive Vice President and Chief Financial Officer

AVIATION TECHNOLOGIES, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary

AVTECH CORPORATION

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary

TRANSICOIL LLC

By: TransDigm Inc., its sole member

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Executive Vice President and Chief Financial Officer

AEROCONTROLEX GROUP, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary

MALAYSIAN AEROSPACE SERVICES, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary

BRUCE AEROSPACE, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary

BRUCE INDUSTRIES, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary

CEF INDUSTRIES, INC.

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary

AIRCRAFT PARTS CORPORATION

By:	/s/ Gregory Rufus
Name:	Gregory Rufus
Title:	Treasurer and Secretary

THE BANK OF NEW YORK TRUST COMPANY, N.A., as Trustee

By:	/s/ Anabella Hernandez
Anabella Hernandez Assistant Treasurer